Exhibit 10.11

JOINDER TO ENVIRONMENTAL INDEMNITY

THIS JOINDER TO ENVIRONMENTAL INDEMNITY (“Joinder Agreement”) is executed as of October 30, 2017, by BR Metrowest, LLC, a Delaware limited liability company (“Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §16 of that certain Environmental Compliance and Indemnity Agreement dated as of October 19, 2017, as from time to time in effect (the “Environmental Indemnity”), among BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware limited partnership (the “Parent Borrower”); BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation (the “Guarantor”), and the SUBSIDIARY CREDIT PARTIES party thereto (the Parent Borrower, Guarantor and the Subsidiary Credit Parties are hereinafter called collectively, the “Indemnitors”), and KeyBank National Association, for itself and as Agent for the Lenders from time to time party to that certain Credit Agreement dated October 4, 2017, by and among Borrowers, Agent and the Lenders (the “Credit Agreement”). Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Environmental Indemnity or if not defined in the Environmental Indemnity in the Credit Agreement.

RECITALS

A.       Joining Party has entered into that certain Joinder Agreement as of the date hereof and has become a “Subsidiary Credit Party” as defined by the terms of the Credit Agreement as of the date hereof. Joining Party is required pursuant to the terms of the loan arrangement to become an additional Indemnitor under the Environmental Indemnity.

B.       Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

1.       Joinder. By this Joinder Agreement, Joining Party hereby becomes an “Indemnitor” under the Environmental Indemnity and agrees that Joining Party is and shall be bound by, and hereby assumes, all obligations, representations, warranties, covenants, terms, conditions, duties and waivers applicable to an Indemnitor under the Environmental Indemnity. “Exhibit A” of the Environmental Indemnity is hereby amended to include the Property owned by Joining Party as described on Exhibit A attached hereto.

2.       Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing, the representations and warranties contained in the Environmental Indemnity are true and correct in all material respects as applied to Joining Party as an Indemnitor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Environmental Indemnity of the Joining Party are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Subsidiary Borrower.

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3.       Joint and Several. Joining Party hereby agrees that, as of the Effective Date, the Environmental Indemnity and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by Agent, will promptly become a party to the Credit Agreement, the Notes (if a Subsidiary Borrower), the Environmental Indemnity and the other Loan Documents to confirm such obligation.

4.       Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5.       GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.       Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

[End of Text. Signatures on following page.]

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IN WITNESS WHEREOF, Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.

JOINING PARTY:

BR Metrowest, LLC, a Delaware limited liability company

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Joinder to Environmental Indemnity – Metrowest]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION,
as Agent

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

[Signature Page to Joinder to Environmental Indemnity – Metrowest]

EXHIBIT A

LEGAL DESCRIPTION OF EACH PROPERTY

MetroWest

(2450 Lake Debra Drive, Orlando, Orange County, Florida)

PARCEL 1: (Fee Simple Estate):

A portion of Tract 1, METROWEST, as recorded in Plat Book 16, pages 107 through 110 of the public records of Orange County, Florida, lying in Section 2, Township 23 South, Range 28 East, City of Orlando, Orange County, Florida, being more particularly described as follows:

Commence at the Westernmost corner of Tract 1, Metro West, according to the plat thereof as recorded in Plat Book 16, pages 107 through 110 of the public records of Orange County, Florida; thence run North 89° 47' 04" East along the most Westerly Southerly line of said Tract 1, also being the Northerly line of Vetter Isle as recorded in Plat Book Y, page 79 of the public records of said Orange County, Florida for a distance of 647.22 feet; thence departing said Northerly line continue North 89° 47' 23" East along said Southerly line for a distance of 646.35 feet to the Point of Beginning; thence departing said Southerly line run North 00° 12' 37" West for a distance of 192.28 feet; thence run South 54° 15' 28" East for a distance of 94.56 feet; thence run North 55°04' 13" East for a distance of 80.33 feet; thence run North 66° 07' 31" East for a distance of 108.04 feet; thence run North 62°43' 45" East for a distance of 101.16 feet; thence run North 64°24' 44" East for a distance of 110.07 feet; thence run North 66°51' 29" East for a distance of 103.59 feet; thence run North 64°23' 25" East for a distance of 111.60 feet; thence run North 87°44' 23' East for a distance of 112.59 feet; thence run South 82°53' 29" East for a distance of 113.94 feet; thence run North 77°49' 19" East for a distance of 83.90 feet, thence run North 75°33' 14" East for a distance of 92.82 feet; thence run North 69°42' 28" East for a distance of 72.73 feet; thence run North 45°13' 25" East for a distance of 45.65 feet; thence run North 21°08' 41" East for a distance of 70.44 feet; thence run North 06°56' 11" West for a distance of 93.26 feet; thence run North 21°32' 21" West for a distance of 93.14 feet; thence run North 19°51' 29" East for a distance of 37.82 feet; thence run North 00°10' 47" East for a distance of 99.14 feet; thence run North 15°54' 21" East for a distance of 63.32 feet; thence run North 90°00' 00" East for a distance of 75.98 feet to a point on the Westerly right of way line of Lake Debra Drive according to the plat of MetroWest Tract 1, Lot 7, as recorded in Plat Book 34, pages 50 and 51 of the public records of Orange County, Florida; thence run South 03° 11' 47" East along said right of way line for a distance of 240.79 feet to a point of curvature of a curve concave Westerly and having a radius of 930.00 feet; thence continuing along said Westerly right of way line run Southerly along said curve through a central angle of 03°07' 59" for an arc distance of 50.85 feet to a point of tangency; thence run South 00°03' 48" East for a distance of 327.81 feet; thence run North 89°56' 12" East for a distance of 35.00 feet to a point on the Westerly boundary of MetroWest Tract 1, Lot 8 according to the plat thereof as recorded in Plat Book 39, page 27 of the public records of Orange County, Florida; thence run South 00°03' 48" East for a distance of 50.30 feet; thence run South 06°19' 52" East for a distance of 180.95 feet to a point of curvature of a curve concave Easterly and having a radius of 1000.00 feet, thence continuing along said Westerly line run Southerly along said curve through a central angle of 12°53' 28" for an arc distance of 224.99 feet to a point of reverse curvature of a curve concave Westerly and having a radius of 500.00 feet, thence run Southerly along said curve through a central angle of 22°46' 31" for an arc distance of 198.75 feet to a point; thence run North 86°26' 49" West for a distance of 27.00 feet to a point on a non-tangent curve concave Westerly and having a radius of 473.00 feet; thence from a tangent bearing of South 03°33' 03" West run Southerly along said curve through a central angle of 09°35' 48" for an arc distance of 79.22 feet to a point; thence run South 71°38' 01" West for a distance of 44.93 feet; thence run South 36°22' 41" West for a distance of 149.85 feet; thence run South 20°05' 36" West for a distance of 102.40 feet; thence run South 16°21' 56" West for a distance of 382.58 feet; thence run South 00° 14' 29" East for a distance of 953.60 feet to a point on the South line of aforesaid Section 2, also being a point on the Southerly line of Metro West Tract 1, according to the plat thereof as recorded in Plat Book 16, pages 107 through 110 of the public records of Orange County, Florida; thence run South 89°45' 31" West along said South line for a distance of 348.71 feet to the Southwesternmost corner of said Metro West Tract 1, also being a point on the Westerly line of said Metro West Tract 1; thence departing said South line run North 00° 19' 31" West along said Westerly line for a distance of 887.85 feet; thence departing said Westerly line run the following courses and distances; South 89°45' 09" West for a distance of 9.08 feet; thence run South 70°15' 39" West for a distance of 22.96 feet; thence run South 44°04' 38" West for a distance of 60.93 feet; thence run South 77°10' 38" West for a distance of 70.28 feet; thence run South 88°35' 31" West for a distance of 19.31 feet; thence run North 55°25' 15" West for a distance of 106.39 feet; thence run North 38°26' 30" West for a distance of 7.87 feet; thence run South 89°45' 09" West for a distance of 241.61 feet; thence run North 00°19' 31" West for a distance of 348.77 feet; thence run North 36°11' 35" West for a distance of 4.78 feet; thence run North 19°26' 25" West for a distance of 62.36 feet; thence run North 24°15' 32" West for a distance of 31.32 feet; thence run South 89°59' 01" West for a distance of 29.91 feet; thence run North 05°09' 27" West for a distance of 68.03 feet; thence run North 11°27' 19" East for a distance of 109.72 feet; thence run North 06°12' 17" West for a distance of 105.33 feet; thence run North 17°14' 53" West for a distance of 171.51 feet; thence run North 00°08' 31" West for a distance of 185.59 feet; thence run South 89°47' 23" West for a distance of 84.11 feet to aforesaid Point of Beginning.

Exhibit A-1

Said land is shown on the plat of ALEXAN AT METROWEST, according to the plat thereof recorded in Plat Book 47, page 33, public records of Orange County, Florida.

PARCEL 2:

Nonexclusive easement for pedestrian and vehicular access, ingress and egress purposes for the benefit of Parcel 1 over, through and across the land identified as "Easement Area - Metrowest Tract 1, Lot 8" in Exhibit C to the Reciprocal Easement Agreement between Debra, Inc. and Windsor Residential Harbortown, Inc., recorded in Official Records Book 5424, page 1968, Public Records of Orange County, Florida.

Exhibit A-2

PARCEL 3:

Nonexclusive easement for drainage purposes for the benefit of Parcel 1 reserved in the Drainage Easement Agreement (Tract ID) between Spring Trace, L.L.C. and Metrowest Master Association, Inc., recorded in Official Records Book 6279, page 3582, as amended by the Amendment to Drainage Easement Agreement (Tract ID) recorded in Official Records Book 6716, page 4890, Public Records of Orange County, Florida, in, on, upon, over and through the Drainage Easement Area described in Exhibit "A" to said Amendment, and Second Amendment to Drainage Easement Agreement (Tract ID), recorded in Official Records Book 7609, page 3588, Public Records of Orange County, Florida.

PARCEL 4:

Nonexclusive easement for sanitary sewer utility purposes for the benefit of Parcel 1 over, upon and across the land described in Exhibit C to the Sanitary Sewer Easement and Stormwater Easement Agreement between Metrowest II Limited Partnership and The Northwestern Mutual Life Insurance Company, recorded in Official Records Book 6279, page 3613, as affected by Affidavit recorded in Official Records Book 7119, Page 3877, Public Records of Orange County, Florida.

PARCEL 5:

Nonexclusive easements for the benefit of Parcel 1 as defined and more particularly described in Section 6.1 of that certain Master Declaration of Protective Covenants and Restrictions for MetroWest recorded March 13, 1986 in Official Records Book 3759, page 2756, as affected by the Agreement Concerning Transfer of Responsibilities recorded September 17, 1986 in Official Records Book 3820, page 4314 and the Assignment and Assumption of Declarant's Rights and Obligations recorded October 25, 2000 in Official Records Book 6115, page 4273, and as amended August 10, 1987 in Official Records Book 3913, page 2944, recorded November 17, 1987 in Official Records Book 3936, page 4185, recorded March 28, 1988 in Official Records Book 3968, page 1279, recorded August 30, 1996 in Official Records Book 5114, page 1077 and recorded February 8, 2001 in Official Records Book 6189, page 2476, and Certificate of Approval recorded October 22, 2003 in Official Records Book 7161, page 2831, as amended by Third Amendment, recorded February 8, 2006 in Official Records Book 8471, Page 1428; Fourth Amendment, recorded January 15, 2010 in Official Records Book 9989, Page 1602, and Fifth Amendment to Master Declaration of Protective Covenants and Restrictions for Metrowest, recorded September 23, 2014 in Official Records Book 10808, Page 8087, Public Records of Orange County, Florida.

PARCEL 6:

Nonexclusive easement for access and utilities for the benefit of Parcel 1 as defined and more particularly described in that certain Utility Easement Agreement recorded in Official Records Book 6314, Page 5929, as amended by Amendment to Utility Easement Agreement recorded in Official Records Book 7609, Page 3607, Public Records of Orange County, Florida.

Exhibit A-3